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                                                                 EXHIBIT 25.1


                                POWER OF ATTORNEY

Each person whose signature appears below constitutes and appoints John B. Adams and Philip J. Teigen, and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him in his name, place and stead, in his capacity as an Officer, Director, or both, of Big O Tires, Inc., a Nevada corporation ("Company"), to sign the Form 10-K Report of the Company for the year-ended December 31, 1995, and any and all amendments thereto and to file the same with the United States Securities and Exchange Commission, granting on said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite necessary to be done in and about the premises, as fully to all agents and purposes as he might or could do in person, hereby qualifying and confirming all that said attorneys-in-fact or agents or any of them, or their or his substitute or substitutes, may fully do or cause to be done by virtue hereof.

SIGNATURE                     TITLE                              DATE
- ---------                     ------                             -----

                              Executive Vice President,
/s/John B. Adams              Chief Financial Officer            3/12/96
- ------------------------      and Director
John B. Adams

/s/Ronald D. Asher            Director                           3/6/96
- ------------------------
Ronald D. Asher

/s/Frank Carney               Director
- ------------------------
Frank L. Carney

/s/Steven P. Cloward          President and Director             3/13/96
- ------------------------
Steven P. Cloward

/s/Everett Johnston           Director                           3/18/96
- ------------------------
Everett H. Johnston

/s/Robert K. Lallatin         Director                           March 5, 1996
- ------------------------

/s/H.K. Mehlfeldt             Vice-Chairman and Director         3/12/96
- ------------------------
Horst K. Mehlfeldt

/s/John E. Siipola            Chairman and Director              3/12/96
- ------------------------
John E. Siipola

/s/R.J. Weiger                Director                           3/5/96
- ------------------------
Ralph J. Weiger


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/s/C. Thomas Wernholm         Director
- ------------------------
C. Thomas Wernholm